Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED DECEMBER 31, 2019

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations (“FFO”)	11
Funds Available for Distribution (“FAD”)	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”)	13
Net Operating Income (“NOI”)	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 23
Unconsolidated Joint Ventures	24 - 26
Unconsolidated Funds Summary	27
Capital Structure	28
Debt Analysis	29
Debt Maturities	30

Selected Property Data
Portfolio Summary	31
Same Store Leased Occupancy	32 - 33
Top Tenants and Industry Diversification	34
Leasing Activity	35 - 36
Lease Expirations	37 - 40
Cash Basis Capital Expenditures	41 - 42

Definitions	43 - 44

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) or (the “Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, San Francisco, and Washington, D.C. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Leasing
David Zobel	Executive Vice President, Head of Acquisitions

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com	steve.sakwa@evercoreisi.com

Richard Skidmore	Daniel Ismail	Omotayo Okusanya	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(801) 741-5459	(949) 640-8780	(646) 949-9672	(212) 761-7064
richard.skidmore@gs.com	dismail@greenst.com	omotayo.okusanya@mizuhogroup.com	vikram.malhotra@morganstanley.com

Blaine Heck
Wells Fargo
(443) 263-6529
blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2020
(Amounts per diluted share)	Low	High
Estimated net income attributable to common stockholders	$0.02	$0.08
Our share of real estate depreciation and amortization	0.98	0.98

Estimated Core FFO (1)(2)	$1.00	$1.06

Operating Assumptions:
Leasing Activity (square feet)	700,000	900,000
PGRE’s share of Same Store Leased % (2) at year end	96.6%	97.2%
Increase in PGRE’s share of Same Store Cash NOI (2)	3.8%	4.8%
Increase in PGRE’s share of Same Store NOI (2)	1.5%	2.5%

Financial Assumptions (at share):
Estimated net income	$6,500	$21,500
Depreciation and amortization	247,000	247,000
General and administrative expenses	63,500	61,500
Interest and debt expense, including amortization of deferred financing costs	142,000	138,000
Fee income, net of income taxes	(22,500)	(23,500)
Other, net (primarily interest income)	(4,000)	(5,000)

NOI (2)	432,500	439,500
Straight-line rent adjustments and above and below-market lease revenue, net	(40,000)	(42,000)

Cash NOI (2)	$392,500	$397,500

(1)

We are providing our Estimated Core FFO Guidance for the full year of 2020, which is reconciled above to estimated net income attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on February 12, 2020 and otherwise referenced during our conference call scheduled for February 13, 2020. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including straight-line rent adjustments and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 43 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
SELECTED FINANCIAL DATA	December 31, 2019	December 31, 2018	September 30, 2019	December 31, 2019	December 31, 2018
Net (loss) income attributable to common stockholders	$(50,145)	$5,318	$7,082	$(36,899)	$9,147
Per share - basic and diluted	$(0.22)	$0.02	$0.03	$(0.16)	$0.04

Core FFO attributable to common stockholders (1)	$58,272	$59,290	$58,540	$227,164	$229,900
Per share - diluted	$0.26	$0.25	$0.25	$0.98	$0.96

PGRE’s share of Cash NOI (1)	$95,755	$92,761	$93,551	$374,187	$355,913
PGRE’s share of NOI (1)	$107,716	$106,294	$105,718	$421,515	$417,978

Same Store Cash NOI (1)	% Change
Three Months Ended December 31, 2019 vs. December 31, 2018	5.9%
Year Ended December 31, 2019 vs. December 31, 2018	7.3%

Same Store NOI (1)	% Change
Three Months Ended December 31, 2019 vs. December 31, 2018	1.7%
Year Ended December 31, 2019 vs. December 31, 2018	2.7%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Leased % (1)	95.9%	96.5%	96.7%	96.0%	96.4%

Same Store Leased % (1)	% Change
December 31, 2019 vs. September 30, 2019	(0.6%)

Same Store Leased % (1)	% Change
December 31, 2019 vs. December 31, 2018	(0.3%)

COMMON SHARE DATA

	Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Share Price:
High	$13.99	$14.42	$15.11	$15.03	$15.16
Low	$12.65	$12.77	$13.53	$12.18	$12.19
Closing (end of period)	$13.92	$13.35	$14.01	$14.19	$12.56

Dividends per common share	$0.10	$0.10	$0.10	$0.10	$0.10
Annualized dividends per common share	$0.40	$0.40	$0.40	$0.40	$0.40
Dividend yield (on closing share price)	2.9%	3.0%	2.9%	2.8%	3.2%

(1)	See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2019	December 31, 2018
Assets:
Real estate, at cost:
Land	$2,002,425	$2,065,206
Buildings and improvements	5,981,711	6,036,445

	7,984,136	8,101,651
Accumulated depreciation and amortization	(790,216)	(644,639)

Real estate, net	7,193,920	7,457,012
Cash and cash equivalents	306,215	339,653
Restricted cash	25,272	25,756
Investments in unconsolidated joint ventures	449,180	78,863
Investments in unconsolidated real estate funds	10,317	10,352
Preferred equity investments	—	36,042
Accounts and other receivables, net	19,231	20,076
Due from affiliates	36,918	—
Deferred rent receivable	305,794	267,456
Deferred charges, net	127,171	117,858
Intangible assets, net	208,744	270,445
Other assets	51,373	132,465

Total assets	$8,734,135	$8,755,978

Liabilities:
Notes and mortgages payable, net	$3,783,851	$3,566,917
Revolving credit facility	36,918	—
Accounts payable and accrued expenses	117,356	124,334
Dividends and distributions payable	25,255	25,902
Intangible liabilities, net	73,789	95,991
Other liabilities	66,004	51,170

Total liabilities	4,103,173	3,864,314

Equity:
Paramount Group, Inc. equity	3,785,730	4,000,800
Noncontrolling interests in:
Consolidated joint ventures	360,778	394,995
Consolidated real estate fund	72,396	66,887
Operating Partnership	412,058	428,982

Total equity	4,630,962	4,891,664

Total liabilities and equity	$8,734,135	$8,755,978

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31, 2019	December 31, 2018	September 30, 2019	December 31, 2019	December 31, 2018
Revenues:
Rental revenue (1)	$182,642	$181,820	$188,079	$734,477	$727,295
Fee and other income (1)	7,846	8,855	10,238	34,703	31,666

Total revenues	190,488	190,675	198,317	769,180	758,961

Expenses:
Operating	67,235	67,643	71,648	274,836	274,078
Depreciation and amortization	59,575	63,684	63,058	248,347	258,225
General and administrative (1)	17,099	13,285	16,319	68,556	57,563
Transaction related costs	295	608	786	1,999	1,471

Total expenses	144,204	145,220	151,811	593,738	591,337

Other income (expense):
(Loss) income from unconsolidated joint ventures	(1,891)	537	(1,332)	(4,706)	3,468
(Loss) income from unconsolidated real estate funds	(614)	(1)	206	(343)	(269)
Interest and other income, net (1)	2,139	1,229	1,222	9,844	8,117
Interest and debt expense (1)	(45,217)	(37,657)	(37,325)	(156,679)	(147,653)
Loss on early extinguishment of debt	(11,989)	—	—	(11,989)	—
Real estate impairment loss	(42,000)	—	—	(42,000)	(46,000)
Gain on sale of real estate	—	—	1,140	1,140	36,845

Net (loss) income before income taxes	(53,288)	9,563	10,417	(29,291)	22,132
Income tax benefit (expense)	511	(968)	583	(312)	(3,139)

Net (loss) income	(52,777)	8,595	11,000	(29,603)	18,993
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(2,769)	(2,662)	(3,051)	(11,022)	(8,182)
Consolidated real estate fund	(57)	(52)	(109)	(313)	(720)
Operating Partnership	5,458	(563)	(758)	4,039	(944)

Net (loss) income attributable to common stockholders	$(50,145)	$5,318	$7,082	$(36,899)	$9,147

Per diluted share	$(0.22)	$0.02	$0.03	$(0.16)	$0.04

Capitalized internal leasing costs	$—	$1,377	$—	$—	$5,653

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2019	December 31, 2018	September 30, 2019	December 31, 2019	December 31, 2018
Rental Revenue:
Property rentals	$153,165	$149,654	$154,705	$612,443	$592,240
Tenant reimbursements	16,002	13,961	17,992	64,145	56,950
Straight-line rent adjustments	10,272	13,390	11,297	43,679	59,061
Amortization of above and below-market leases, net	2,436	3,448	2,552	10,991	16,059
Lease termination income	767	1,367	1,533	3,219	2,985

Total rental revenue	$182,642	$181,820	$188,079	$734,477	$727,295

	Three Months Ended			Year Ended
	December 31, 2019	December 31, 2018	September 30, 2019	December 31, 2019	December 31, 2018
Fee and Other Income:
Property management	$1,919	$1,695	$1,692	$6,852	$6,163
Asset management	3,169	2,257	2,665	10,442	7,912
Acquisition and disposition	—	1,410	2,104	3,435	3,160
Other	285	314	698	2,015	1,394

Total fee income	5,373	5,676	7,159	22,744	18,629
Other (primarily parking income and tenant requested services, including overtime heating and cooling)	2,473	3,179	3,079	11,959	13,037

Total fee and other income	$7,846	$8,855	$10,238	$34,703	$31,666

	Three Months Ended			Year Ended
	December 31, 2019	December 31, 2018	September 30, 2019	December 31, 2019	December 31, 2018
General and Administrative:
Cash general and administrative	$11,253	$11,086	$10,995	$41,790	$38,839
Non-cash general and administrative—stock-based compensation expense	5,001	4,401	5,174	22,860	19,646
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income”)	845	(2,202)	150	3,906	(922)

Total general and administrative	$17,099	$13,285	$16,319	$68,556	$57,563

	Three Months Ended			Year Ended
	December 31, 2019	December 31, 2018	September 30, 2019	December 31, 2019	December 31, 2018
Interest and Other Income, net:
Interest income, net	$1,294	$2,522	$1,072	$5,484	$5,384
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	845	(2,202)	150	3,906	(922)
Preferred equity investment income (1)	—	909	—	454	3,655

Total interest and other income, net	$2,139	$1,229	$1,222	$9,844	$8,117

(1)

Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $221 for the three months ended December 31, 2018 and $111 and $890 for the years ended December 31, 2019 and 2018, respectively. On March 1, 2019, our only remaining preferred equity investment was redeemed.

	Three Months Ended				Year Ended
	December 31, 2019		December 31, 2018	September 30, 2019	December 31, 2019		December 31, 2018
Interest and Debt Expense:
Interest expense	$34,344		$34,901	$34,501	$137,356		$136,630
Amortization of deferred financing costs	10,873	(1)	2,756	2,824	19,323	(1)	11,023

Total interest and debt expense	$45,217		$37,657	$37,325	$156,679		$147,653

(1)	Includes $8,215 of expense from the non-cash write-off of deferred financing costs in connection with the $1.25 billion refinancing of 1633 Broadway in November 2019.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2019	December 31, 2018	September 30, 2019	December 31, 2019	December 31, 2018
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(52,777)	$8,595	$11,000	$(29,603)	$18,993
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	66,524	65,832	67,461	266,119	266,236
Real estate impairment loss	42,000	—	—	42,000	46,000
Gain on sale of real estate	—	—	(1,140)	(1,140)	(36,845)

FFO (1)	55,747	74,427	77,321	277,376	294,384
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(11,360)	(12,143)	(12,142)	(46,527)	(45,622)
Consolidated real estate fund	(57)	(52)	(109)	(313)	(720)

FFO attributable to Paramount Group Operating Partnership	44,330	62,232	65,070	230,536	248,042
Less FFO attributable to noncontrolling interests in Operating Partnership	(4,352)	(5,961)	(6,294)	(22,349)	(23,577)

FFO attributable to common stockholders (1)	$39,978	$56,271	$58,776	$208,187	$224,465

Per diluted share	$0.18	$0.24	$0.25	$0.90	$0.94

FFO	$55,747	$74,427	$77,321	$277,376	$294,384
Non-core items:
Our share of (distributions from 712 Fifth Avenue in excess of earnings) and earnings in excess of distributions	(1,001)	2,646	(976)	(2,038)	2,727
Loss on early extinguishment of debt	11,989	—	—	11,989	—
Non-cash write-off of deferred financing costs	8,215	—	—	8,215	—
Other, net	1,083	693	715	2,881	3,279

Core FFO (1)	76,033	77,766	77,060	298,423	300,390
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(11,360)	(12,143)	(12,142)	(46,527)	(45,622)
Consolidated real estate fund	(57)	(52)	(109)	(313)	(720)

Core FFO attributable to Paramount Group Operating Partnership	64,616	65,571	64,809	251,583	254,048
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(6,344)	(6,281)	(6,269)	(24,419)	(24,148)

Core FFO attributable to common stockholders (1)	$58,272	$59,290	$58,540	$227,164	$229,900

Per diluted share	$0.26	$0.25	$0.25	$0.98	$0.96

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	227,276,459	237,036,494	231,197,838	231,538,065	239,526,694
Effect of dilutive securities	50,071	40,746	32,101	35,323	28,942

Denominator for FFO and Core FFO per diluted share	227,326,530	237,077,240	231,229,939	231,573,388	239,555,636

(1)	See page 43 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2019	December 31, 2018	September 30, 2019	December 31, 2019	December 31, 2018
Reconciliation of Core FFO to FAD:
Core FFO	$76,033	$77,766	$77,060	$298,423	$300,390
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	5,001	4,401	5,174	22,860	19,646
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,843 (3)	2,830	2,980	11,726 (3)	11,316
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,094)	(3,286)	(2,768)	(11,807)	(15,408)
Expenditures to maintain assets	(8,429)	(5,125)	(4,680)	(23,599)	(14,181)
Second generation tenant improvements and leasing commissions	(24,697)	(46,027)	(11,035)	(65,618)	(109,395)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,133)	(13,320)	(11,484)	(45,252)	(59,122)

FAD (1)	36,524	17,239	55,247	186,733	133,246
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(6,756)	(5,785)	(5,291)	(23,345)	(24,415)
Consolidated real estate fund	(57)	(52)	(109)	(313)	(720)

FAD attributable to Paramount Group Operating Partnership	29,711	11,402	49,847	163,075	108,111
Less FAD attributable to noncontrolling interests in Operating Partnership	(2,917)	(1,092)	(4,821)	(15,812)	(10,255)

FAD attributable to common stockholders (1) (2)	$26,794	$10,310	$45,026	$147,263	$97,856

Dividends declared on common stock	$22,743	$23,356	$22,795	$92,425	$95,506

(1)	See page 43 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

(3)	Excludes $8,215 of expense from the non-cash write-off of deferred financing costs in connection with the $1.25 billion refinancing of 1633 Broadway in November 2019.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2019	December 31, 2018	September 30, 2019	December 31, 2019	December 31, 2018
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(52,777)	$8,595	$11,000	$(29,603)	$18,993
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share of unconsolidated joint ventures)	66,524	65,832	67,461	266,119	266,236
Interest and debt expense (including our share of unconsolidated joint ventures)	49,072	39,406	40,270	168,335	154,498
Income tax (benefit) expense (including our share of unconsolidated joint ventures)	(509)	968	(584)	316	3,140
Real estate impairment loss	42,000	—	—	42,000	46,000
Gain on sale of real estate	—	—	(1,140)	(1,140)	(36,845)

EBITDAre (1)	104,310	114,801	117,007	446,027	452,022
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(18,199)	(18,832)	(18,829)	(73,276)	(72,215)
Consolidated real estate fund	(53)	(52)	(109)	(314)	(721)

PGRE’s share of EBITDAre (1)	$86,058	$95,917	$98,069	$372,437	$379,086

EBITDAre	$104,310	$114,801	$117,007	$446,027	$452,022
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of (distributions from 712 Fifth Avenue in excess of earnings) and earnings in excess of distributions	(1,001)	2,646	(976)	(2,038)	2,727
Loss on early extinguishment of debt	11,989	—	—	11,989	—
Other, net	878	598	513	2,181	1,067

Adjusted EBITDAre (1)	116,176	118,045	116,544	458,159	455,816
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(18,195)	(18,832)	(18,829)	(73,272)	(72,215)

PGRE’s share of Adjusted EBITDAre (1)	$97,981	$99,213	$97,715	$384,887	$383,601

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2019	December 31, 2018	September 30, 2019	December 31, 2019	December 31, 2018
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(52,777)	$8,595	$11,000	$(29,603)	$18,993
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	59,575	63,684	63,058	248,347	258,225
General and administrative	17,099	13,285	16,319	68,556	57,563
Interest and debt expense	45,217	37,657	37,325	156,679	147,653
Loss on early extinguishment of debt	11,989	—	—	11,989	—
Income tax (benefit) expense	(511)	968	(583)	312	3,139
NOI from unconsolidated joint ventures	7,840	6,973	4,973	22,409	20,730
Fee income	(5,373)	(5,676)	(7,159)	(22,744)	(18,629)
Interest and other income, net	(2,139)	(1,229)	(1,222)	(9,844)	(8,117)
Real estate impairment loss	42,000	—	—	42,000	46,000
Gain on sale of real estate	—	—	(1,140)	(1,140)	(36,845)
Other, net	2,800	72	1,912	7,048	(1,728)

NOI (1)	125,720	124,329	124,483	494,009	486,984
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,107)	(18,026)	(18,765)	(72,620)	(69,017)
Consolidated real estate fund	103	(9)	—	126	11

PGRE’s share of NOI (1)	$107,716	$106,294	$105,718	$421,515	$417,978

NOI	$125,720	$124,329	$124,483	$494,009	$486,984
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,133)	(13,320)	(11,484)	(45,252)	(59,122)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,094)	(3,286)	(2,768)	(11,807)	(15,408)

Cash NOI (1)	111,493	107,723	110,231	436,950	412,454
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,841)	(14,953)	(16,680)	(62,889)	(56,552)
Consolidated real estate fund	103	(9)	—	126	11

PGRE’s share of Cash NOI (1)	$95,755	$92,761	$93,551	$374,187	$355,913

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended December 31, 2019
	Total	New York	San Francisco	Washington, D.C.	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(52,777)	$(8,544)	$10,065	$(41,013)	$(13,285)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	59,575	39,052	18,556	1,156	811
General and administrative	17,099	—	—	—	17,099
Interest and debt expense	45,217	31,608	12,590	—	1,019
Loss on early extinguishment of debt	11,989	11,989	—	—	—
Income tax (benefit) expense	(511)	—	9	—	(520)
NOI from unconsolidated joint ventures	7,840	2,832	5,046	—	(38)
Fee income	(5,373)	—	—	—	(5,373)
Interest and other income, net	(2,139)	6	(189)	—	(1,956)
Real estate impairment loss	42,000	—	—	42,000	—
Other, net	2,800	(444)	2,241	—	1,003

NOI (1)	125,720	76,499	48,318	2,143	(1,240)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,107)	—	(18,107)	—	—
Consolidated real estate fund	103	—	—	—	103

PGRE’s share of NOI for the three months ended December 31, 2019	$107,716	$76,499	$30,211	$2,143	$(1,137)

PGRE’s share of NOI for the three months ended December 31, 2018	$106,294	$79,876	$23,561	$4,703	$(1,846)

NOI	$125,720	$76,499	$48,318	$2,143	$(1,240)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,133)	(6,217)	(4,979)	85	(22)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,094)	354	(3,495)	47	—

Cash NOI (1)	111,493	70,636	39,844	2,275	(1,262)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,841)	—	(15,841)	—	—
Consolidated real estate fund	103	—	—	—	103

PGRE’s share of Cash NOI for the three months ended December 31, 2019	$95,755	$70,636	$24,003	$2,275	$(1,159)

PGRE’s share of Cash NOI for the three months ended December 31, 2018	$92,761	$69,514	$20,282	$4,833	$(1,868)

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Year Ended December 31, 2019
	Total	New York	San Francisco	Washington, D.C.	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(29,603)	$18,634	$36,560	$(33,811)	$(50,986)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	248,347	159,054	77,813	8,243	3,237
General and administrative	68,556	—	—	—	68,556
Interest and debt expense	156,679	103,052	49,412	—	4,215
Loss on early extinguishment of debt	11,989	11,989	—	—	—
Income tax expense	312	—	28	—	284
NOI from unconsolidated joint ventures	22,409	13,151	9,065	—	193
Fee income	(22,744)	—	—	—	(22,744)
Interest and other income, net	(9,844)	6	(784)	—	(9,066)
Real estate impairment loss	42,000	—	—	42,000	—
Gain on sale of real estate	(1,140)	—	—	(1,140)	—
Other, net	7,048	(1,298)	5,964	—	2,382

NOI (1)	494,009	304,588	178,058	15,292	(3,929)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(72,620)	—	(72,620)	—	—
Consolidated real estate funds	126	—	—	—	126

PGRE’s share of NOI year ended December 31, 2019	$421,515	$304,588	$105,438	$15,292	$(3,803)

PGRE’s share of NOI year ended December 31, 2018	$417,978	$300,400	$93,011	$31,909	$(7,342)

NOI	$494,009	$304,588	$178,058	$15,292	$(3,929)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(45,252)	(33,359)	(12,222)	328	1
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(11,807)	1,745	(13,658)	106	—

Cash NOI (1)	436,950	272,974	152,178	15,726	(3,928)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(62,889)	—	(62,889)	—	—
Consolidated real estate funds	126	—	—	—	126

PGRE’s share of Cash NOI for the year ended December 31, 2019	$374,187	$272,974	$89,289	$15,726	$(3,802)

PGRE’s share of Cash NOI for the year ended December 31, 2018	$355,913	$261,403	$73,069	$28,790	$(7,349)

(1)	See page 43 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2019
SAME STORE CASH NOI (1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the three months ended December 31, 2019	$95,755	$70,636	$24,003	$2,275	$(1,159)
Acquisitions (2)	(3,246)	—	(3,246)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(376)	—	(376)	—	—
Other, net	16	—	16	—	—

PGRE’s share of Same Store Cash NOI for the three months ended December 31, 2019	$92,149	$70,636	$20,397	$2,275	$(1,159)

	Three Months Ended December 31, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the three months ended December 31, 2018	$92,761	$69,514	$20,282	$4,833	$(1,868)
Acquisitions	—	—	—	—	—
Dispositions (3)	(2,282)	—	—	(2,282)	—
Lease termination income (including our share of unconsolidated joint ventures)	(3,553)	(3,254)	(299)	—	—
Other, net	90	90	—	—	—

PGRE’s share of Same Store Cash NOI for the three months ended December 31, 2018	$87,016	$66,350	$19,983	$2,551	$(1,868)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$5,133	$4,286	$414	$(276)	$709
% Increase (decrease)	5.9%	6.5%	2.1%	(10.8%)

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of Cash NOI attributable to acquired properties (111 Sutter Street, 55 Second Street and Market Center in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents our share of Cash NOI attributable to sold property (Liberty Place in Washington, D.C.) for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2019
SAME STORE NOI (1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the three months ended December 31, 2019	$107,716	$76,499	$30,211	$2,143	$(1,137)
Acquisitions (2)	(5,046)	—	(5,046)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(376)	—	(376)	—	—
Other, net	16	—	16	—	—

PGRE’s share of Same Store NOI for the three months ended December 31, 2019	$102,310	$76,499	$24,805	$2,143	$(1,137)

	Three Months Ended December 31, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the three months ended December 31, 2018	$106,294	$79,876	$23,561	$4,703	$(1,846)
Acquisitions	—	—	—	—	—
Dispositions (3)	(2,230)	—	—	(2,230)	—
Lease termination income (including our share of unconsolidated joint ventures)	(3,553)	(3,254)	(299)	—	—
Other, net	90	90	—	—	—

PGRE’s share of Same Store NOI for the three months ended December 31, 2018	$100,601	$76,712	$23,262	$2,473	$(1,846)

Increase (decrease) in PGRE’s share of Same Store NOI	$1,709	$(213)	$1,543	$(330)	$709
% Increase (decrease)	1.7%	(0.3%)	6.6%	(13.3%)

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of NOI attributable to acquired properties (111 Sutter Street, 55 Second Street and Market Center in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents our share of NOI attributable to sold property (Liberty Place in Washington, D.C.) for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2019
SAME STORE CASH NOI (1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the year ended December 31, 2019	$374,187	$272,974	$89,289	$15,726	$(3,802)
Acquisitions (2)	(6,363)	—	(6,363)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(3,473)	(2,346)	(1,127)	—	—
Other, net	464	473	(9)	—	—

PGRE’s share of Same Store Cash NOI for the year ended December 31, 2019	$364,815	$271,101	$81,790	$15,726	$(3,802)

	Year Ended December 31, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the year ended December 31, 2018	$355,913	$261,403	$73,069	$28,790	$(7,349)
Acquisitions	—	—	—	—	—
Dispositions (3)	(12,055)	—	—	(12,055)	—
Lease termination income (including our share of unconsolidated joint ventures)	(4,303)	(3,526)	(777)	—	—
Other, net	320	316	4	—	—

PGRE’s share of Same Store Cash NOI for the year ended December 31, 2018	$339,875	$258,193	$72,296	$16,735	$(7,349)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$24,940	$12,908	$9,494	$(1,009)	$3,547
% Increase (decrease)	7.3%	5.0%	13.1%	(6.0%)

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of Cash NOI attributable to acquired properties (111 Sutter Street, 55 Second Street and Market Center in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)

Represents our share of Cash NOI attributable to sold properties (2099 Pennsylvania Avenue, 425 Eye Street and Liberty Place in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2019
SAME STORE NOI (1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the year ended December 31, 2019	$421,515	$304,588	$105,438	$15,292	$(3,803)
Acquisitions (2)	(9,065)	—	(9,065)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(3,473)	(2,346)	(1,127)	—	—
Other, net	464	473	(9)	—	—

PGRE’s share of Same Store NOI for the year ended December 31, 2019	$409,441	$302,715	$95,237	$15,292	$(3,803)

	Year Ended December 31, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the year ended December 31, 2018	$417,978	$300,400	$93,011	$31,909	$(7,342)
Acquisitions	—	—	—	—	—
Dispositions (3)	(15,263)	—	—	(15,263)	—
Lease termination income (including our share of unconsolidated joint ventures)	(4,303)	(3,526)	(777)	—	—
Other, net	320	316	4	—	—

PGRE’s share of Same Store NOI for the year ended December 31, 2018	$398,732	$297,190	$92,238	$16,646	$(7,342)

Increase (decrease) in PGRE’s share of Same Store NOI	$10,709	$5,525	$2,999	$(1,354)	$3,539
% Increase (decrease)	2.7%	1.9%	3.3%	(8.1%)

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of NOI attributable to acquired properties (111 Sutter Street, 55 Second Street and Market Center in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)

Represents our share of NOI attributable to sold properties (2099 Pennsylvania Avenue, 425 Eye Street and Liberty Place in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2019					As of December 31, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	300	PGRESS	Residential	Total	One	300	PGRESS	Residential
	Consolidated	Market	Mission	Equity	Development	Consolidated	Market	Mission	Equity	Development
	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%		49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$1,685,391	$1,203,232	$482,159	$—	$—	$1,699,618	$1,223,388	$476,230	$—	$—
Cash and cash equivalents	64,172	46,601	16,668	903	2,258	54,268	33,976	19,933	359	3,648
Restricted cash	3,398	3,398	—	—	—	5,534	5,534	—	—	—
Investments in unconsolidated joint ventures	—	—	—	—	69,535	—	—	—	—	52,923
Preferred equity investments	—	—	—	—	—	36,042	—	—	36,042	—
Accounts and other receivables, net	2,015	1,085	930	—	125	1,982	903	1,079	—	125
Deferred rent receivable	57,338	46,901	10,437	—	—	51,926	46,646	5,280	—	—
Deferred charges, net	24,030	13,330	10,700	—	—	14,160	9,433	4,727	—	—
Intangible assets, net	29,872	21,943	7,929	—	—	45,818	29,398	16,420	—	—
Other assets	5,386	4,937	449	—	15,746	949	752	197	—	15,686

Total Assets	$1,871,602	$1,341,427	$529,272	$903	$87,664	$1,910,297	$1,350,030	$523,866	$36,401	$72,382

Liabilities:
Notes and mortgages payable, net	$1,205,324	$970,681	$234,643	$—	$—	$1,197,644	$969,644	$228,000	$—	$—
Accounts payable and accrued expenses	35,191	26,165	8,971	55	61	24,163	17,716	6,395	52	20
Intangible liabilities, net	19,841	18,405	1,436	—	—	31,582	26,156	5,426	—	—
Other liabilities	4,273	4,270	3	—	8,774	5	2	3	—	—

Total Liabilities	1,264,629	1,019,521	245,053	55	8,835	1,253,394	1,013,518	239,824	52	20

Equity:
Paramount Group, Inc. equity	246,195	157,801	87,669	725	6,433	261,908	164,958	87,577	9,373	5,475
Noncontrolling interests	360,778	164,105	196,550	123	72,396	394,995	171,554	196,465	26,976	66,887

Total Equity	606,973	321,906	284,219	848	78,829	656,903	336,512	284,042	36,349	72,362

Total Liabilities and Equity	$1,871,602	$1,341,427	$529,272	$903	$87,664	$1,910,297	$1,350,030	$523,866	$36,401	$72,382

(1)	Formerly known as 50 Beale Street.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2019					Three Months Ended December 31, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	300	PGRESS	Residential	Total	One	300	PGRESS	Residential
	Consolidated	Market	Mission	Equity	Development	Consolidated	Market	Mission	Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
Total revenues	$47,426	$35,092	$12,334	$—	$—	$45,046	$33,293	$11,753	$—	$10
Total operating expenses	13,770	10,069	3,701	—	—	11,710	8,382	3,328	—	—

Net operating income (1)	33,656	25,023	8,633	—	—	33,336	24,911	8,425	—	10
Depreciation and amortization	(15,091)	(10,096)	(4,995)	—	—	(16,574)	(10,833)	(5,741)	—	—
Interest and other income (loss), net	176	153	36	(13)	143	1,118	152	57	909	1
Interest and debt expense	(12,590)	(10,304)	(2,286)	—	—	(12,384)	(10,304)	(2,080)	—	—
Loss from unconsolidated joint ventures	—	—	—	—	(112)	—	—	—	—	—

Net income (loss) before income taxes	6,151	4,776	1,388	(13)	31	5,496	3,926	661	909	11
Income tax (expense) benefit	(9)	—	(9)	—	(1)	1	—	1	—	—

Net income (loss)	$6,142	$4,776	$1,379	$(13)	$30	$5,497	$3,926	$662	$909	$11

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%

Net income (loss)	$2,742	$2,337	$404	$1	$(27)	$2,331	$1,919	$191	$221	$(41)
Add: Management fee income	631	153	478	—	—	504	162	342	—	—

PGRE’s share of net income (loss)	3,373	2,490	882	1	(27)	2,835	2,081	533	221	(41)
Add: Real estate depreciation and amortization	6,500	4,947	1,553	—	—	7,093	5,309	1,784	—	—

FFO/Core FFO (1)	$9,873	$7,437	$2,435	$1	$(27)	$9,928	$7,390	$2,317	$221	$(41)

Noncontrolling interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%

Net income (loss)	$3,400	$2,439	$975	$(14)	$57	$3,166	$2,007	$471	$688	$52
Less: Management fee expense	(631)	(153)	(478)	—	—	(504)	(162)	(342)	—	—

Net income (loss) attributable to noncontrolling interests	2,769	2,286	497	(14)	57	2,662	1,845	129	688	52
Add: Real estate depreciation and amortization	8,591	5,149	3,442	—	—	9,481	5,524	3,957	—	—

FFO/Core FFO (1)	$11,360	$7,435	$3,939	$(14)	$57	$12,143	$7,369	$4,086	$688	$52

(1)	See page 43 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2019					Year Ended December 31, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	300	PGRESS	Residential	Total	One	300	PGRESS	Residential
	Consolidated	Market	Mission	Equity	Development	Consolidated	Market	Mission	Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
Total revenues	$188,411	$139,492	$48,919	$—	$—	$173,804	$131,414	$42,390	$—	$19
Total operating expenses	53,464	38,513	14,951	—	18	45,111	32,286	12,825	—	10

Net operating income (loss) (1)	134,947	100,979	33,968	—	(18)	128,693	99,128	29,565	—	9
Depreciation and amortization	(62,357)	(41,690)	(20,667)	—	—	(65,789)	(44,040)	(21,749)	—	—
Interest and other income, net	1,083	612	172	299	297	4,412	502	255	3,655	686
Interest and debt expense	(49,412)	(40,885)	(8,527)	—	—	(49,207)	(40,885)	(8,322)	—	—
Loss from unconsolidated joint ventures	—	—	—	—	(118)	—	—	—	—	(18)

Net income (loss) before income taxes	24,261	19,016	4,946	299	161	18,109	14,705	(251)	3,655	677
Income tax expense	(28)	(3)	(25)	—	(6)	(9)	(2)	(7)	—	(1)

Net income (loss)	$24,233	$19,013	$4,921	$299	$155	$18,100	$14,703	$(258)	$3,655	$676

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$10,829	$9,309	$1,443	$77	$(158)	$7,933	$7,196	$(153)	$890	$(48)
Add: Management fee income	2,382	690	1,692	—	—	1,985	653	1,332	—	4

PGRE’s share of net income (loss)	13,211	9,999	3,135	77	(158)	9,918	7,849	1,179	890	(44)
Add: Real estate depreciation and amortization	26,852	20,427	6,425	—	—	28,349	21,580	6,769	—	—

FFO/Core FFO (1)	$40,063	$30,426	$9,560	$77	$(158)	$38,267	$29,429	$7,948	$890	$(44)

Noncontrolling Interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$13,404	$9,704	$3,478	$222	$313	$10,167	$7,507	$(105)	$2,765	$724
Less: Management fee expense	(2,382)	(690)	(1,692)	—	—	(1,985)	(653)	(1,332)	—	(4)

Net income (loss) attributable to noncontrolling interests	11,022	9,014	1,786	222	313	8,182	6,854	(1,437)	2,765	720
Add: Real estate depreciation and amortization	35,505	21,263	14,242	—	—	37,440	22,460	14,980	—	—

FFO/Core FFO (1)	$46,527	$30,277	$16,028	$222	$313	$45,622	$29,314	$13,543	$2,765	$720

(1)	See page 43 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2019						As of December 31, 2018
		712 Fifth	111 Sutter	55 Second	Market			712 Fifth
	Total	Avenue	Street (1)	Street (2)	Center (3)	Other (4)	Total	Avenue	Other (4)

PGRE Ownership		50.0%	49.0%	44.1%	67.0%	Various		50.0%	Various
Assets:
Real estate, net	$2,318,866	$206,913	$216,936	$385,614	$671,276	$838,127	$1,060,921	$202,289	$858,632
Cash and cash equivalents	68,962	31,216	1,866	7,254	9,934	18,692	47,621	28,911	18,710
Restricted cash	5,755	2,224	3,531	—	—	—	2,526	2,526	—
Accounts and other receivables, net	3,036	1,611	461	280	684	—	6,329	6,329	—
Deferred rent receivable	18,296	14,711	1,127	917	416	1,125	15,206	13,618	1,588
Deferred charges, net	10,074	7,703	1,560	561	250	—	6,575	6,575	—
Intangible assets, net	172,041	—	11,090	30,996	61,061	68,894	97,658	—	97,658
Other assets	2,601	158	81	189	1,632	541	8,392	7,770	622

Total Assets	$2,599,631	$264,536	$236,652	$425,811	$745,253	$927,379	$1,245,228	$268,018	$977,210

Liabilities:
Notes and mortgages payable, net	$1,613,451	$296,953	$142,783	$186,433	$397,398	$589,884	$887,882	$296,543	$591,339
Accounts payable and accrued expenses	29,659	6,607	4,482	4,778	5,875	7,917	13,893	6,251	7,642
Intangible liabilities, net	38,377	—	4,481	19,668	14,228	—	—	—	—
Other liabilities	1,505	271	174	4	—	1,056	1,550	445	1,105

Total Liabilities	1,682,992	303,831	151,920	210,883	417,501	598,857	903,325	303,239	600,086

Total Equity	916,639	(39,295)	84,732	214,928	327,752	328,522	341,903	(35,221)	377,124

Total Liabilities and Equity	$2,599,631	$264,536	$236,652	$425,811	$745,253	$927,379	$1,245,228	$268,018	$977,210

(1)	Acquired on February 7, 2019.
(2)	Acquired on August 21, 2019.
(3)	Acquired on December 11, 2019.
(4)	Represents 60 Wall Street and Oder-Center, Germany.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2019						Three Months Ended December 31, 2018
		712 Fifth	111 Sutter	55 Second	Market			712 Fifth
	Total	Avenue	Street (1)	Street (2)	Center (3)	Other (4)	Total	Avenue	Other (4)
Total revenues	$50,243	$10,837	$4,522	$8,903	$3,781	$22,200	$40,760	$18,941	$21,819
Total operating expenses	21,302	6,558	1,808	3,546	1,793	7,597	13,538	6,567	6,971

Net operating income (5)	28,941	4,279	2,714	5,357	1,988	14,603	27,222	12,374	14,848
Depreciation and amortization	(21,859)	(2,600)	(3,125)	(4,682)	(2,323)	(9,129)	(12,258)	(3,120)	(9,138)
Interest and other income (loss), net	185	139	(6)	20	(1)	33	243	210	33
Interest and debt expense	(14,081)	(2,702)	(1,637)	(1,856)	(772)	(7,114)	(10,414)	(2,702)	(7,712)

Net (loss) income before income taxes	(6,814)	(884)	(2,054)	(1,161)	(1,108)	(1,607)	4,793	6,762	(1,969)
Income tax expense	(6)	—	—	(6)	—	—	—	—	—

Net (loss) income	$(6,820)	$(884)	$(2,054)	$(1,167)	$(1,108)	$(1,607)	$4,793	$6,762	$(1,969)

PGRE’s share Ownership	Total	50.0%	49.0%	44.1%	67.0%	Various	Total	50.0%	Various
Net (loss) income	$(2,743)	$(442)	$(1,007)	$(490)	$(744)	$(60)	$3,308	$3,381	$(73)
Less: Step-up basis adjustment	(37)	—	—	—	—	(37)	(125)	—	(125)
Add: Distributions in excess of earnings and (earnings in excess of distributions)	1,001	1,001	—	—	—	—	(2,646)	(2,646)	—

PGRE’s share of net (loss) income	(1,779)	559	(1,007)	(490)	(744)	(97)	537	735	(198)
Add: Real estate depreciation and amortization	6,949	1,300	1,531	2,064	1,556	498	2,148	1,560	588

FFO (5)	5,170	1,859	524	1,574	812	401	2,685	2,295	390
Less: (Distributions in excess of earnings) and earnings in excess of distributions	(1,001)	(1,001)	—	—	—	—	2,646	2,646	—

Core FFO (5)	$4,169	$858	$524	$1,574	$812	$401	$5,331	$4,941	$390

Joint Venture Partners’ share Ownership	Total	50.0%	51.0%	55.9%	33.0%	Various	Total	50.0%	Various
Net (loss) income	$(4,082)	$(442)	$(1,051)	$(678)	$(364)	$(1,547)	$1,485	$3,381	$(1,896)
Add: Real estate depreciation and amortization	14,947	1,300	1,594	2,618	767	8,668	10,138	1,560	8,578

FFO/Core FFO (5)	$10,865	$858	$543	$1,940	$403	$7,121	$11,623	$4,941	$6,682

(1)	Acquired on February 7, 2019.
(2)	Acquired on August 21, 2019.
(3)	Acquired on December 11, 2019.
(4)	Represents 60 Wall Street and Oder-Center, Germany.
(5)	See page 43 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2019						Year Ended December 31, 2018
		712 Fifth	111 Sutter	55 Second	Market			712 Fifth
	Total	Avenue	Street (1)	Street (2)	Center (3)	Other (4)	Total	Avenue	Other (4)
Total revenues	$166,424	$46,826	$15,334	$12,462	$3,781	$88,021	$147,160	$60,387	$86,773
Total operating expenses	68,451	26,082	6,371	4,932	1,793	29,273	53,030	25,127	27,903

Net operating income (5)	97,973	20,744	8,963	7,530	1,988	58,748	94,130	35,260	58,870
Depreciation and amortization	(68,318)	(10,918)	(11,757)	(6,798)	(2,323)	(36,522)	(48,452)	(11,908)	(36,544)
Interest and other income, net	663	518	2	35	(1)	109	803	626	177
Interest and debt expense	(50,834)	(10,722)	(6,174)	(2,688)	(772)	(30,478)	(39,406)	(10,722)	(28,684)

Net (loss) income before income taxes	(20,516)	(378)	(8,966)	(1,921)	(1,108)	(8,143)	7,075	13,256	(6,181)
Income tax expense	(16)	—	(2)	(6)	—	(8)	(10)	—	(10)

Net (loss) income	$(20,532)	$(378)	$(8,968)	$(1,927)	$(1,108)	$(8,151)	$7,065	$13,256	$(6,191)

PGRE’s share: Ownership	Total	50.0%	49.0%	44.1%	67.0%	Various	Total	50.0%	Various
Net (loss) income	$(6,474)	$(189)	$(4,394)	$(826)	$(744)	$(321)	$6,421	$6,628	$(207)
Less: Step-up basis adjustment	(152)	—	—	—	—	(152)	(208)	—	(208)
Add: Distributions in excess of earnings and (earnings in excess of distributions)	2,038	2,038	—	—	—	—	(2,727)	(2,727)	—

PGRE’s share of net (loss) income	(4,588)	1,849	(4,394)	(826)	(744)	(473)	3,486	3,901	(415)
Add: Real estate depreciation and amortization	17,772	5,459	5,761	2,997	1,556	1,999	8,011	5,954	2,057

FFO (5)	13,184	7,308	1,367	2,171	812	1,526	11,497	9,855	1,642
Less: (Distributions in excess of earnings) and earnings in excess of distributions	(2,038)	(2,038)	—	—	—	—	2,727	2,727	—

Core FFO (5)	$11,146	$5,270	$1,367	$2,171	$812	$1,526	$14,224	$12,582	$1,642

Joint Venture Partners’ share: Ownership	Total	50.0%	51.0%	55.9%	33.0%	Various	Total	50.0%	Various
Net (loss) income	$(14,058)	$(189)	$(4,574)	$(1,101)	$(364)	$(7,830)	$644	$6,628	$(5,984)
Add: Real estate depreciation and amortization	50,698	5,459	5,996	3,801	767	34,675	40,552	5,954	34,598

FFO/Core FFO (5)	$36,640	$5,270	$1,422	$2,700	$403	$26,845	$41,196	$12,582	$28,614

(1)	Acquired on February 7, 2019.
(2)	Acquired on August 21, 2019.
(3)	Acquired on December 11, 2019.
(4)	Represents 60 Wall Street and Oder-Center, Germany.
(5)	See page 43 for our definition of these measures.

UNCONSOLIDATED FUNDS SUMMARY

(unaudited and in thousands)

Debt Fund Platform:

The following is a summary of our debt funds, as of December 31, 2019.

	Debt Fund Platform			Interest
	Fund VIII (1)	Fund X (2)	Total	Rate (3)	Maturity (4)
Committed capital	$775,200	$192,000	$967,200
Invested and/or reserved for future funding	(646,738)	(78,600)	(725,338)	7.16%	Jun 2020 - Dec 2027

Available for future investments	$128,462	$113,400	$241,862

(1)	As of December 31, 2019, PGRE’s ownership interest in Paramount Group Real Estate Fund VIII, LP (“Fund VIII”) was 1.3%.
(2)	As of December 31, 2019, PGRE’s ownership interest in Paramount Group Real Estate Fund X, LP and Paramount Group Real Estate Fund X-ECI, LP, (collectively “Fund X”) was 7.8%.
(3)	Represents the weighted average interest rate comprised of fixed and variable rate debt.
(4)	Represents the range of maturity dates for all underlying investments.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

			As of December 31, 2019
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,809,643
$1.0 billion Revolving Credit Facility			36,918

			3,846,561
Less:
Noncontrolling interests’ share of consolidated debt (2)			(658,919)
Add:
PGRE’s share of unconsolidated joint venture debt (3)			603,525

PGRE’s Share of Total Debt (4)			3,791,167

	Shares / Units	Share Price as of
	Outstanding	December 31, 2019
Equity:
Common stock	227,432,030	$13.92	3,165,854
Operating Partnership units	24,758,472	13.92	344,638

Total equity	252,190,502	13.92	3,510,492

Total Market Capitalization			$7,301,659

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests’ share of One Market Plaza and 300 Mission Street.
(3)	Represents our share of Market Center, 712 Fifth Avenue, 55 Second Street, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany.
(4)	See page 43 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway (1)	$1,250,000	2.99%	$1,250,000	2.99%	$—	—
1301 Avenue of the Americas	850,000	3.26%	500,000	3.05%	350,000	3.55%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza	975,000	4.03%	975,000	4.03%	—	—
300 Mission Street	234,643	3.65%	234,643	3.65%	—	—
Revolving Credit Facility	36,918	2.94%	—	—	36,918	2.94%

Total consolidated debt	3,846,561	3.46%	3,459,643	3.45%	386,918	3.49%
Noncontrolling interests’ share	(658,919)	3.94%	(658,919)	3.94%	—	—

PGRE’s share of consolidated debt	$3,187,642	3.36%	$2,800,724	3.34%	$386,918	3.49%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$—	—
Market Center (3)	402,000	3.07%	402,000	3.07%	—	—
55 Second Street (4)	187,500	3.88%	187,500	3.88%	—	—
111 Sutter Street (5)	144,775	3.86%	—	—	144,775	3.86%
60 Wall Street	575,000	4.19%	—	—	575,000	4.19%
Oder-Center, Germany	18,611	4.62%	18,611	4.62%	—	—

Total unconsolidated debt	1,627,886	3.71%	908,111	3.37%	719,775	4.12%
Joint venture partners’ share	(1,024,361)	3.88%	(404,334)	3.46%	(620,027)	4.15%

PGRE’s share of unconsolidated debt	$603,525	3.41%	$503,777	3.30%	$99,748	3.96%

PGRE’s share of Total Debt (2)	$3,791,167	3.37%	$3,304,501	3.33%	$486,666	3.59%

Revolving Credit Facility Covenants: (6)	Required	Actual
Total Debt / Total Assets	Less than 60%	44.4%
Secured Debt / Total Assets	Less than 50%	44.0%
Fixed Charge Coverage	Greater than 1.5x	3.6	x
Unsecured Debt / Unencumbered Assets	Less than 60%	2.6%
Unencumbered Interest Coverage	Greater than 1.75x	41.5	x

Debt Composition (at PGRE’s share):	Amount	%
Fixed rate debt:
Consolidated fixed rate debt	$2,800,724
Unconsolidated fixed rate debt	503,777

PGRE’s share of fixed rate debt	3,304,501	87.2%

Variable rate debt:
Consolidated variable rate debt	386,918
Unconsolidated variable rate debt	99,748

PGRE’s share of variable rate debt	486,666	12.8%

PGRE’s share of Total Debt (2)	$3,791,167	100.0%

(1)	On November 25, 2019, we completed a $1.25 billion refinancing of 1633 Broadway. The new 10-year interest-only loan has a fixed rate of 2.99%.
(2)	See page 43 for our definition of this measure.
(3)

In connection with the acquisition of Market Center on December 11, 2019, the joint venture completed a $402,000 financing of the property. The five-year loan is interest-only at LIBOR plus 150 basis points and was swapped for an all-in fixed rate of 3.07% over the initial term and has two one-year extension options.

(4)

In connection with the acquisition of 55 Second Street on August 21, 2019, the joint venture assumed the existing $137,500 mortgage loan and upsized it by an additional $50,000. The $187,500 mortagage loan is interest-only at a fixed rate of 3.88% and matures in October 2026.

(5)

In connection with the acquisition of 111 Sutter Street on February 7, 2019, the joint venture completed a financing of the property. The four-year loan is interest-only at LIBOR plus 215 basis points and has three one-year extension options.

(6)

This section presents ratios as of December 31, 2019 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

	2020	2021	2022	2023	2024	Thereafter	Total
Consolidated Debt:
1301 Avenue of the Americas	$—	$850,000	$—	$—	$—	$—	$850,000
300 Mission Street	—	—		234,643	—	—	234,643
One Market Plaza	—	—	—	—	975,000	—	975,000
1633 Broadway	—	—	—	—	—	1,250,000	1,250,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	36,918	—	—	—	36,918

Total consolidated debt	—	850,000	36,918	234,643	975,000	1,750,000	3,846,561
Noncontrolling interests’ share	—	—	—	(161,669)	(497,250)	—	(658,919)

PGRE’s share of consolidated debt	$—	$850,000	$36,918	$72,974	$477,750	$1,750,000	$3,187,642

Unconsolidated Joint Venture Debt:
60 Wall Street	$—	$—	$575,000	$—	$—	$—	$575,000
Oder-Center, Germany	—	—	18,611	—	—	—	18,611
111 Sutter Street	—	—	—	144,775	—	—	144,775
Market Center	—	—	—	—	—	402,000	402,000
712 Fifth Avenue	—	—	—	—	—	300,000	300,000
55 Second Street	—	—	—	—	—	187,500	187,500

Total unconsolidated debt	—	—	593,611	144,775	—	889,500	1,627,886
Joint venture partners’ share	—	—	(563,035)	(73,835)	—	(387,491)	(1,024,361)

PGRE’s share of unconsolidated debt	$—	$—	$30,576	$70,940	$—	$502,009	$603,525

PGRE’s Share of Total Debt (1)	$—	$850,000	$67,494	$143,914	$477,750	$2,252,009	$3,791,167

Weighted average rate	—%	3.26%	3.52%	3.75%	4.03%	3.24%	3.37%

% of debt maturing	—%	22.4%	1.8%	3.8%	12.6%	59.4%	100.0%

(1)	See page 43 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

							Annualized Rent (1)
Property	Submarket	Paramount Ownership	Number of Buildings	Square Feet	% Leased (1)	% Occupied (1)	Amount	Per Square Foot (2)
As of December 31, 2019
New York:
1633 Broadway	West Side	100.0%	1	2,499,105	98.4%	98.4%	$183,766	$76.41
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	1,776,972	99.4%	98.1%	137,411	79.31
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	810,662	91.1%	86.7%	46,150	67.11
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	1	763,140	97.5%	97.5%	71,075	93.01
900 Third Avenue	East Side	100.0%	1	591,401	83.4%	77.4%	31,976	70.15
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	1	543,411	74.2%	70.3%	43,680	114.67
60 Wall Street	Downtown	5.0%	1	1,625,483	100.0%	100.0%	73,600	45.28	(3)

Subtotal / Weighted average			7	8,610,174	95.6%	94.3%	587,658	72.92

PGRE’s share			7	6,794,422	95.5%	93.9%	495,905	78.62

San Francisco:
One Market Plaza	South Financial District	49.0%	2	1,586,616	98.4%	94.1%	128,257	84.70
Market Center (4)	South Financial District	67.0%	2	747,165	95.6%	94.7%	54,975	78.04
300 Mission Street	South Financial District	31.1%	1	665,254	100.0%	99.6%	43,424	65.93
One Front Street	North Financial District	100.0%	1	643,307	100.0%	98.8%	49,408	77.05
55 Second Street (5)	South Financial District	44.1%	1	379,897	95.7%	95.7%	27,306	75.25
111 Sutter Street (6)	North Financial District	49.0%	1	275,506	86.3%	86.1%	17,516	74.41

Subtotal / Weighted average			8	4,297,745	97.4%	95.4%	320,886	77.93

PGRE’s share			8	2,430,776	97.5%	95.6%	183,217	78.44

Washington, D.C.:
1899 Pennsylvania Avenue	CBD	100.0%	1	190,955	90.4%	90.4%	15,024	86.66

Subtotal / Weighted average			1	190,955	90.4%	90.4%	15,024	86.66

PGRE’s share			1	190,955	90.4%	90.4%	15,024	86.66

Total / Weighted average			16	13,098,874	96.1%	94.6%	$923,568	$74.80

PGRE’s share			16	9,416,153	95.9%	94.3%	$694,146	$78.73

(1)	See page 43 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Represents “triple-net” rent.
(4)	Acquired on December 11, 2019.
(5)	Acquired on August 21, 2019.
(6)	Acquired on February 7, 2019.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2019		As of September 30, 2019		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)

New York:
1633 Broadway	100.0%	98.4%	98.4%	98.4%	98.4%	—%
1301 Avenue of the Americas	100.0%	99.4%	99.4%	99.4%	99.4%	—%
1325 Avenue of the Americas	100.0%	91.1%	91.1%	91.1%	91.1%	—%
31 West 52nd Street	100.0%	97.5%	97.5%	97.5%	97.5%	—%
900 Third Avenue	100.0%	83.4%	83.4%	92.7%	92.7%	(9.3%)
712 Fifth Avenue	50.0%	74.2%	74.2%	70.8%	70.8%	3.4%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		95.6%	95.6%	96.0%	96.0%	(0.4%)

PGRE’s share		95.5%	95.5%	96.1%	96.1%	(0.6%)

San Francisco:
One Market Plaza	49.0%	98.4%	98.4%	99.6%	99.6%	(1.2%)
Market Center (2)	67.0%	95.6%	—%	—%	—%	—%
300 Mission Street	31.1%	100.0%	100.0%	99.7%	99.7%	0.3%
One Front Street	100.0%	100.0%	100.0%	100.0%	100.0%	—%
55 Second Street	44.1%	95.7%	95.7%	94.8%	94.8%	0.9%
111 Sutter Street	49.0%	86.3%	86.3%	84.6%	84.6%	1.7%

Weighted average		97.4%	97.8%	98.0%	98.0%	(0.2%)

PGRE’s share		97.5%	98.0%	98.2%	98.2%	(0.2%)

Washington, D.C.:
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	90.4%	90.4%	—%

Weighted average		90.4%	90.4%	90.4%	90.4%	—%

PGRE’s share		90.4%	90.4%	90.4%	90.4%	—%

Weighted average		96.1%	96.1%	96.5%	96.5%	(0.4%)

PGRE’s share		95.9%	95.9%	96.5%	96.5%	(0.6%)

(1)	See page 43 for our definition of this measure.
(2)	Acquired on December 11, 2019.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2019		As of December 31, 2018		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)

New York:
1633 Broadway	100.0%	98.4%	98.4%	95.4%	95.4%	3.0%
1301 Avenue of the Americas	100.0%	99.4%	99.4%	97.9%	97.9%	1.5%
1325 Avenue of the Americas	100.0%	91.1%	91.1%	96.7%	96.7%	(5.6%)
31 West 52nd Street	100.0%	97.5%	97.5%	97.5%	97.5%	—%
900 Third Avenue	100.0%	83.4%	83.4%	92.6%	92.6%	(9.2%)
712 Fifth Avenue	50.0%	74.2%	74.2%	88.4%	88.4%	(14.2%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		95.6%	95.6%	96.5%	96.5%	(0.9%)

PGRE’s share		95.5%	95.5%	96.0%	96.0%	(0.5%)

San Francisco:
One Market Plaza	49.0%	98.4%	98.4%	99.0%	99.0%	(0.6%)
Market Center (2)	67.0%	95.6%	—%	—%	—%	—%
300 Mission Street	31.1%	100.0%	100.0%	99.7%	99.7%	0.3%
One Front Street	100.0%	100.0%	100.0%	96.3%	96.3%	3.7%
55 Second Street (3)	44.1%	95.7%	—%	—%	—%	—%
111 Sutter Street (4)	49.0%	86.3%	—%	—%	—%	—%

Weighted average		97.4%	99.1%	98.5%	98.5%	0.6%

PGRE’s share		97.5%	99.3%	98.0%	98.0%	1.3%

Washington, D.C.:
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	100.0%	100.0%	(9.6%)
Liberty Place (5)	100.0%	—%	—%	95.8%	—%	—%

Weighted average		90.4%	90.4%	98.0%	100.0%	(9.6%)

PGRE’s share		90.4%	90.4%	98.0%	100.0%	(9.6%)

Weighted average		96.1%	96.4%	97.0%	97.0%	(0.6%)

PGRE’s share		95.9%	96.1%	96.4%	96.4%	(0.3%)

(1)	See page 43 for our definition of this measure.
(2)	Acquired on December 11, 2019.
(3)	Acquired on August 21, 2019.
(4)	Acquired on February 7, 2019.
(5)	Sold on September 26, 2019.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE’s Share of
	Property	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
										Per Square Foot
									Amount
Top 10 Tenants:
As of December 31, 2019
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020		497,418		497,418		5.3%	$32,980	$66.30	4.8%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.4%	29,295	91.29	4.2%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.5%	29,160	88.63	4.2%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.3%	27,031	86.45	3.9%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(2)	320,325	(2)	320,325	(2)	3.4%	26,850	83.82	3.9%
First Republic Bank	One Front Street	Jun-2025	(3)	338,602	(3)	338,602	(3)	3.6%	25,648	75.75	3.7%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		260,829		2.8%	19,933	76.42	2.9%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029		296,344		296,344		3.1%	19,475	65.72	2.8%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		261,196		261,196		2.8%	16,734	64.07	2.4%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.2%	14,993	73.71	2.2%

	PGRE’s Share of
	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent (1)	% of Annualized Rent
Industry Diversification:
As of December 31, 2019
Legal Services	1,908,055	21.6%	$156,086	22.5%
Financial Services—Commercial and Investment Banking	1,847,655	20.9%	138,024	19.9%
Technology and Media	1,797,924	20.3%	132,216	19.0%
Financial Services, all others	1,275,747	14.4%	111,856	16.1%
Insurance	564,970	6.4%	47,005	6.8%
Retail	155,518	1.7%	15,353	2.2%
Travel & Leisure	203,575	2.3%	14,189	2.0%
Real Estate	167,014	1.9%	13,782	2.0%
Consumer Products	128,715	1.5%	9,020	1.3%
Other	798,350	9.0%	56,615	8.2%

(1)	See page 43 for our definition of this measure.
(2)	116,462 of the square feet leased expires on March 31, 2032.
(3)	76,999 and 10,952 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.

LEASING ACTIVITY (1)

(unaudited)

	Total		New York		San Francisco	Washington, D.C.
Three Months Ended December 31, 2019

Total square feet leased	290,284		123,908		166,376	—

PGRE’s share of total square feet leased:	164,744		76,321		88,423	—
Initial rent (2)	$86.23		$84.22		$87.97	$—
Weighted average lease term (in years)	6.4		8.1		5.0	—
Tenant improvements and leasing commissions:
Per square foot	$72.43		$106.60		$42.93	$—
Per square foot per annum	$11.26		$13.13		$8.63	$—
Percentage of initial rent	13.1%		15.6%		9.8%	—
Rent concessions:
Average free rent period (in months)	4.4		7.7		1.6	—
Average free rent period per annum (in months)	0.7		0.9		0.3	—

Second generation space: (2)
Square feet	140,055		51,632		88,423	—
Cash basis:
Initial rent (2)	$87.25		$86.03		$87.97	$—
Prior escalated rent (2)	$86.30		$89.14		$84.65	$—
Percentage increase (decrease)	1.1	% (3)	(3.5%	) (3)	3.9%	—
GAAP basis:
Straight-line rent (2)	$87.53		$81.44		$91.08	$—
Prior straight-line rent (2)	$79.52		$85.56		$76.00	$—
Percentage increase (decrease)	10.1	% (3)	(4.8%	) (3)	19.8%	—

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.
(3)

Includes the impact from the execution of an 18,300 square foot lease in the mid-rise of 900 Third Avenue, which was previously leased on a short-term basis (nine-months) to a tenant that was paying well above market rents in excess of $93.50 per square foot. Excluding this lease, the cash basis and GAAP basis rents increased by 4.4% and 15.9%, respectively, for the total portfolio and 5.6% and 6.0%, respectively, for our New York portfolio.

LEASING ACTIVITY (1)

(unaudited)

	Total		New York		San Francisco	Washington, D.C.
Year Ended December 31, 2019

Total square feet leased	1,549,059		540,668		990,946	17,445

PGRE’s share of total square feet leased:	1,069,954		466,426		586,083	17,445
Initial rent (2)	$89.94		$83.89		$94.47	$88.97
Weighted average lease term (in years)	8.7		8.9		8.6	6.9
Tenant improvements and leasing commissions:
Per square foot	$92.08		$94.67		$91.28	$54.59
Per square foot per annum	$10.59		$10.63		$10.62	$7.91
Percentage of initial rent	11.8%		12.7%		11.2%	8.9%
Rent concessions:
Average free rent period (in months)	5.5		8.7		3.1	7.1
Average free rent period per annum (in months)	0.6		1.0		0.4	1.0

Second generation space: (2)
Square feet	901,312		323,179		563,330	14,803
Cash basis:
Initial rent (2)	$90.77		$83.74		$94.75	$89.22
Prior escalated rent (2)	$79.08		$84.38		$75.93	$86.24
Percentage increase (decrease)	14.8	% (3)	(0.8%	) (3)	24.8%	3.5%
GAAP basis:
Straight-line rent (2)	$94.22		$79.31		$102.71	$88.19
Prior straight-line rent (2)	$80.43		$81.74		$79.66	$82.07
Percentage increase (decrease)	17.1	% (3)	(3.0%	) (3)	28.9%	7.5%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.
(3)

Includes the impact from the execution of an 18,300 square foot lease in the mid-rise of 900 Third Avenue, which was previously leased on a short-term basis (nine-months) to a tenant that was paying well above market rents in excess of $93.50 per square foot. Excluding this lease, the cash basis and GAAP basis rents increased by 15.6% and 18.1%, respectively, for the total portfolio, and the cash basis rents increased by 0.5% and GAAP basis rents decreased by 1.6% for our New York portfolio.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	17,462	13,427	$988	$54.81	0.1%

1Q 2020	62,690	45,941	3,664	70.32	0.5%
2Q 2020	50,002	30,373	2,446	84.03	0.4%
3Q 2020	95,076	64,816	5,369	82.86	0.7%
4Q 2020	61,214	37,927	3,000	79.83	0.4%

Total 2020	268,982	179,057	14,479	79.23	2.0%
2021	1,364,302	1,128,027	78,915	71.57	10.9%
2022	2,211,084	436,143	29,838	78.65	4.1%
2023	1,061,048	901,154	72,566	82.94	10.0%
2024	776,235	695,410	57,916	83.36	8.0%
2025	1,401,886	886,033	69,539	78.58	9.6%
2026	1,091,794	852,390	66,459	75.24	9.2%
2027	268,075	176,146	15,026	85.29	2.1%
2028	243,323	208,493	16,459	79.46	2.3%
2029	550,781	531,137	40,064	75.85	5.5%
Thereafter	3,334,988	3,021,827	261,959	86.59	36.2%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	6,030	6,030	$520	$67.76	0.1%

1Q 2020	24,193	24,193	1,722	71.18	0.4%
2Q 2020	17,235	12,259	1,159	93.93	0.2%
3Q 2020	63,798	47,662	3,620	76.12	0.7%
4Q 2020	13,150	8,283	632	78.69	0.1%

Total 2020	118,376	92,397	7,133	77.40	1.4%
2021	878,885	866,062	60,182	71.55	11.9%
2022	1,799,051	239,563	13,501	72.18	2.7%
2023	562,759	533,806	41,274	81.42	8.2%
2024	579,400	567,683	47,416	83.66	9.4%
2025	296,470	251,421	21,531	85.64	4.3%
2026	655,139	632,151	48,380	72.80	9.6%
2027	85,378	85,378	7,317	85.70	1.4%
2028	147,554	136,133	11,095	82.11	2.2%
2029	517,960	514,366	38,798	75.86	7.7%
Thereafter	2,584,381	2,560,745	207,539	80.74	41.1%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	10,357	6,322	$468	$39.29	0.2%

1Q 2020	38,497	21,748	1,942	69.29	0.9%
2Q 2020	32,767	18,114	1,287	76.72	0.6%
3Q 2020	31,278	17,154	1,749	101.54	0.9%
4Q 2020	48,064	29,644	2,368	80.11	1.2%

Total 2020	150,606	86,660	7,346	81.23	3.6%
2021	481,100	257,648	18,370	71.41	9.0%
2022	408,302	192,849	16,130	83.47	7.9%
2023	363,511	232,570	19,048	82.09	9.3%
2024	196,835	127,727	10,500	82.05	5.1%
2025	1,105,416	634,612	48,008	75.77	23.5%
2026	408,409	191,993	15,885	82.80	7.8%
2027	182,697	90,768	7,709	84.90	3.8%
2028	95,769	72,360	5,364	74.46	2.6%
2029	32,821	16,771	1,266	75.50	0.6%
Thereafter	750,084	460,559	54,404	119.33	26.6%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	1,075	1,075	$—	$—	—%

1Q 2020	—	—	—	—	—%
2Q 2020	—	—	—	—	—%
3Q 2020	—	—	—	—	—%
4Q 2020	—	—	—	—	—%

Total 2020	—	—	—	—	—%
2021	4,317	4,317	363	84.20	2.4%
2022	3,731	3,731	207	55.60	1.4%
2023	134,778	134,778	12,244	89.48	81.5%
2024	—	—	—	—	—%
2025	—	—	—	—	—%
2026	28,246	28,246	2,194	77.66	14.6%
2027	—	—	—	—	—%
2028	—	—	—	—
2029	—	—	—	—	—%
Thereafter	523	523	16	30.59	0.1%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended December 31, 2019
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$8,429	$5,739	$2,598	$21	$71
Second generation tenant improvements	18,532	16,813	1,719	—	—
Second generation leasing commissions	6,165	1,168	4,997	—	—
First generation leasing costs and capital expenditures	—	—	—	—	—

Total Capital Expenditures	$33,126	$23,720	$9,314	$21	$71

Redevelopment Expenditures: (1)
1325 Avenue of the Americas (Lobby Renovation and Elevator Modernization)	$1,180	$1,180	$—	$—	$—
300 Mission Street (Lobby Renovation)	1,283	—	1,283	—	—
31 West 52nd Street (Lobby Renovation and Elevator Modernization)	338	338	—	—	—
Other	3,671	3,127	544	—	—

Total Redevelopment Expenditures	$6,472	$4,645	$1,827	$—	$—

	Three Months Ended December 31, 2018
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$5,125	$4,424	$456	$192	$53
Second generation tenant improvements	36,094	30,747	5,112	235	—
Second generation leasing commissions	9,933	7,041	2,799	93	—
First generation leasing costs and capital expenditures	1,797	347	1,357	93	—

Total Capital Expenditures	$52,949	$42,559	$9,724	$613	$53

Redevelopment Expenditures: (1)
31 West 52nd Street (Lobby Renovation)	$3,273	$3,273	$—	$—	$—
Other	5,724	4,099	1,625	—	—

Total Redevelopment Expenditures	$8,997	$7,372	$1,625	$—	$—

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Year Ended December 31, 2019
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$23,599	$14,445	$8,130	$825	$199
Second generation tenant improvements	44,563	37,027	6,847	689	—
Second generation leasing commissions	21,055	6,711	13,787	557	—
First generation leasing costs and capital expenditures	4,317	—	4,317	—	—

Total Capital Expenditures	$93,534	$58,183	$33,081	$2,071	$199

Redevelopment Expenditures: (1)
1325 Avenue of the Americas (Lobby Renovation and Elevator Modernization)	$9,430	$9,430	$—	$—	$—
300 Mission Street (Lobby Renovation)	8,003	—	8,003	—	—
31 West 52nd Street (Lobby Renovation and Elevator Modernization)	3,194	3,194	—	—	—
Other	9,180	7,837	1,343	—	—

Total Redevelopment Expenditures	$29,807	$20,461	$9,346	$—	$—

	Year Ended December 31, 2018
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$14,181	$11,520	$1,444	$842	$375
Second generation tenant improvements	84,112	73,072	10,682	358	—
Second generation leasing commissions	25,283	16,657	7,465	1,161	—
First generation leasing costs and capital expenditures	9,868	2,203	4,826	2,839	—

Total Capital Expenditures	$133,444	$103,452	$24,417	$5,200	$375

Redevelopment Expenditures: (1)
31 West 52nd Street (Lobby Renovation and Elevator Modernization)	$13,090	$13,090	$—	$—	$—
Other	16,704	11,352	5,352	—	—

Total Redevelopment Expenditures	$29,794	$24,442	$5,352	$—	$—

(1)	See page 43 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end-of-period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.